Business Combination (Tables)	12 Months Ended
Mar. 31, 2026
Disclosure of detailed information about business combination [abstract]
Summary of Fair Value of Identifiable Assets Acquired and Liabilities Assumed

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition of predecessor:

At acquisition date	US$’000
Property, plant and equipment	33,400
Intangible assets	216
Right-of-use assets	5,582
Inventories	9,537
Trade receivables	12,189
Cash and cash equivalents	29,903
Other assets	5,006
Trade payables	(10,980)
Amount due to related parties	(8,845)
Lease liabilities	(4,502)
Borrowings	(874)
Deferred tax liabilities, net	(1,193)
Tax provision	(6,267)
Other liabilities	(11,743)
Fair value of net assets acquired	51,429
Less: Purchase consideration	(2,000)
Bargain purchase gain	49,429